Exhibit 10.1

EXECUTION VERSION

REYNOLDS AMERICAN INC.

as Issuer,

the Guarantors listed on Schedule 1 hereto,

and

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

as Dealer Managers

July 15, 2015

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement dated July 15, 2015 (this “Agreement”) is entered into by and among REYNOLDS AMERICAN INC., a North Carolina corporation (the “Company”), the guarantors listed in Schedule 1 hereto (the “Initial Guarantors”), and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES LLC, as dealer managers (the “Dealer Managers”) pursuant to the Dealer Managers Agreement (as defined below). The Company, the Initial Guarantors and the Dealer Managers are parties to the Dealer Managers Agreement dated June 11, 2015 (the “Dealer Managers Agreement”), related to, among other things, the Company’s offers to exchange (the “Initial Exchange Offers”) the (1) 3.500% Senior Notes due August 4, 2016, (2) 2.300% Senior Notes due August 21, 2017, (3) 8.125% Senior Notes due June 23, 2019, (4) 6.875% Senior Notes due May 1, 2020, (5) 3.750% Senior Notes due May 20, 2023, (6) 8.125% Senior Notes due May 1, 2040 and (7) 7.000% Senior Notes due August 4, 2041 (collectively, the “LTC Notes”) of R. J. Reynolds Tobacco Company (“RJR Tobacco”), a North Carolina corporation and successor issuer to Lorillard Tobacco Company, LLC (f/k/a Lorillard Tobacco Company), guaranteed by R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation, the direct parent of RJR Tobacco and successor guarantor to Lorillard, LLC (f/k/a Lorillard, Inc.), on the terms and conditions described in the Offering Documents (as defined in the Dealer Managers Agreement), for newly-issued debt securities of the Company, having identical interest payment and maturity dates and interest rate provisions as the corresponding series of LTC Notes (collectively, the “Securities”). The Securities initially will be fully and unconditionally guaranteed on a senior unsecured basis by each of the Initial Guarantors pursuant to the terms of the Indenture (as defined below).

In connection with the Dealer Managers Agreement and the Initial Exchange Offers, the Company and the Initial Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Dealer Managers Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.	Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that executes a Guarantee under the Indenture after the date of this Agreement.

“Agreement” shall have the meaning set forth in the preamble.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Dealer Managers” shall have the meaning set forth in the preamble.

“Dealer Managers Agreement” shall have the meaning set forth in the preamble.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of each series of Exchange Securities for the corresponding series of Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior unsecured notes of a series issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the applicable series of Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions or any increase in annual interest rate for failure to comply with this Agreement and will otherwise differ from the Securities as described in the Exchange Offer Registration Statement) and to be offered to Holders of Securities in exchange for Securities of such series pursuant to the Exchange Offer for such series.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” shall mean each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the guarantees of the Securities and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors, any Additional Guarantors and any Guarantor’s successor that provides a Guarantee of the Securities.

“Holders” shall mean the owners of Registrable Securities under the Indenture; provided that, for purposes of Section 4 and Section 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of May 31, 2006, among the Company, the guarantors from time to time parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented as of the date hereof by the First Supplemental Indenture, dated as of September 30, 2006, the Second Supplemental Indenture, dated as of February 6, 2009, and the Third Supplemental Indenture, dated as of September 17, 2013, and as the same may be further amended or supplemented from time to time in accordance with the terms thereof.

“Initial Exchange Offers” shall have the meaning set forth in the preamble.

“Initial Guarantors” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof.

“Issue Date” shall mean the date the Securities are issued by the Company as contemplated in the Initial Exchange Offers.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“LTC Notes” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean, with respect to each series of Registrable Securities, the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities of such series; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, (i) any Registrable Securities owned directly or indirectly by the Company or any of its affiliates (within the meaning of Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount, and (ii) in the case of a Shelf Registration Statement, such percentage shall be required from Holders of Registrable Securities entitled to be covered by such Shelf Registration Statement; and provided, further, that if the Company shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Company in connection with a Shelf Registration.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean with respect to a Shelf Registration Statement, any Holder entitled to have any of its Registrable Securities included in such Shelf Registration Statement in accordance with Section 2(b) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities upon the earliest to occur of (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities cease to be outstanding, or (iii) except in the case of Securities that otherwise remain Registrable Securities and are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated.

“Registration Default” shall mean the occurrence of any of the following: (i) the Exchange Offer is not completed on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof, has not become effective on or prior to the Target Registration Date, (iii) the Shelf Registration Statement, if required by this Agreement, has not become effective on or prior to 60 days after the Company and the Guarantors are first requested to file the Shelf Registration pursuant to Section 2(b)(iii) or Section 2(b)(iv) hereof, (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 90 days (whether or not consecutive) in any 365-day period, or (v) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter, on more than two occasions in any 365-day period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all Underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Majority Holders) and (viii) the fees and disbursements of the independent registered public accountants of the Company and the Guarantors, including the expenses of any special audits, agreed-upon procedures or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and out-of-pocket expenses incurred by the Holders and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“RJR Tobacco” shall have the meaning set forth in the preamble.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Securities that such Participating Holders are entitled to have included in such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall mean the date that is 210 days after the Issue Date.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean The Bank of New York Mellon Trust Company, N.A., as the trustee with respect to the Securities under the Indenture, and any successor thereto.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.	Registration Under the Securities Act.

(a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company and the Guarantors shall use their reasonable best efforts to (x) cause to be filed with the SEC an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (y) have such Registration Statement become and remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers. The Company and the Guarantors shall commence the Exchange Offer for each series promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer for such series not later than 60 days after such effective date.

The Company and the Guarantors shall commence the Exchange Offer for each series of Registrable Securities by mailing (or, to the extent permitted by law, publishing, filing or making available) the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (each, an “Exchange Date” and collectively, the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv) that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date with respect to the Exchange Offer for such series; and

(v) that any Holder of Registrable Securities of a series will be entitled to withdraw its election not later than the close of business on the last Exchange Date by (A) sending to the institution and at the address and in the manner specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person, or any intention, to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company or any Guarantor and (4) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date with respect to an Exchange Offer for Registrable Securities of a series, the Company and the Guarantors shall:

(A) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to such Exchange Offer; and

(B) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder and accepted for exchange pursuant to the Exchange Offer.

The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available, or the Exchange Offer for Registrable Securities of a series may not be completed as soon as practicable after the last Exchange Date with respect to such Exchange Offer because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed by the Target Registration Date, (iii) any Holder of Securities notifies the Company and the Guarantors after the commencement of the Exchange Offer that due to a change in applicable law or SEC policy it is not entitled to participate in the

Exchange Offer, or (iv) any Holder that participates in the Exchange Offer (and tenders its Registrable Securities prior to the expiration thereof), does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company or any of the Guarantors), the Company and the Guarantors shall cause to be filed as soon as practicable a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and shall use their reasonable best efforts to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Company as is contemplated by Section 3(b) hereof.

The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable. The Company and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC. A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or it is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. A Registration Default ends when the Securities cease to be Registrable Securities or, if earlier (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) or clause (iii) of the definition thereof, when the Shelf Registration Statement becomes effective or (3) in the case of a Registration Default under clause (iv) or clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(e) Without limiting the remedies available to the Dealer Managers and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Dealer Managers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Dealer Managers or any Holder may seek such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3.	Registration Procedures.

(a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall as expeditiously as possible:

(i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Company and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference, as appropriate, all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Dealer Managers, to counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Company and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating

Holder with respect to a Shelf Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA in connection with the sale of Registrable Securities; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi) notify counsel for the Dealer Managers and, in the case of a Shelf Registration, notify each Participating Holder and counsel for such Participating Holders promptly (and, if requested by any such Participating Holder or counsel, confirm such notice in writing) (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading, (6) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate, and (7) of any determination by the Company or the Guarantors in the exercise of their reasonable judgment, that (A) it is not in the best interests of the Company and the Guarantors to disclose a possible acquisition or business combination or other transaction, business development or event involving the Company or the Guarantors that may require disclosure in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, or (B) obtaining any financial statements relating to an acquisition or business combination required to be included in the Shelf Registration Statement, or if required to be kept effective after consummation of the Exchange Offer, the Exchange Offer Registration Statement, would be impracticable;

(vii) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, at the earliest possible moment and provide immediate notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii) in the case of a Shelf Registration, furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix) in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (to the extent the Registrable Securities are certificated) and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities;

(x) upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Dealer Managers and any Participating Broker-Dealers known to the Company (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Dealer Managers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus or of any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus after initial filing of a Registration Statement (other than reports and statements filed by the Company or the Guarantors pursuant to the Exchange Act), provide copies of such document to the Dealer Managers and their counsel (and, in the case of a Shelf Registration Statement, to the Participating Holders and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Dealer Managers or their counsel (and in the case of a Shelf Registration Statement, the Participating Holders or their counsel) available for discussion of such document, and the Company and the Guarantors shall not at any time after initial filing of a Registration Statement, use or file or make any amendment to the Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus, or any document which is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Dealer Managers and their counsel (and, in the case of a

Shelf Registration Statement, the Participating Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Dealer Managers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) shall reasonably object on a timely basis, except for any Registration Statement or amendment thereto or related Prospectus or supplement thereto (a copy of which has been previously furnished as provided in the preceding sentence) which counsel to the Company and the Guarantors has advised the Company and the Guarantors in writing is required to be filed in order to comply with applicable law;

(xii) obtain a CUSIP number for all Exchange Securities of each series or Registrable Securities of each series, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, unless the Indenture already has been so qualified, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv) in the case of a Shelf Registration, make available for inspection, at the offices and locations where such records, documents and properties are normally kept, by a representative of the Participating Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement and attorneys from no more than one law firm and accountants from no more than one accounting firm designated by the Inspector, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that the Company and the Guarantors shall not be obligated to make available for inspection by any Person any records, documents and properties if such action may reasonably impair the availability of any claim of legal privilege for such record, document or property in any proceeding and counsel for any Underwriter is provided a reasonably satisfactory explanation regarding the risk of such impairment; and provided further, that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information; and provided, further, that all such confidential information that is provided by the Company and the Guarantors shall be kept confidential by each such Person (except for disclosures to such Person’s affiliates and its and their respective employees, legal counsel and other experts or agents who need to know such information in connection with the permitted uses thereof described above), unless disclosure thereof is required or requested under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise), by order or act of any court or governmental or regulatory authority or body, or such information is or has become available to the public generally through the Company or any Guarantor or through a third party without an accompanying obligation of confidentially owed by such Person to the Company or the Guarantors, or disclosure is required in connection with any suit, action or proceeding for the purpose of defending itself, reducing its liability or protecting or exercising any of its rights, remedies or interests, or the Company consents to the non-confidential treatment of such information;

(xv) in the case of a Shelf Registration, if reasonably requested by any Participating Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be so included in such filing;

(xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those reasonably requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders (if such Holders may reasonably have a due diligence defense under the Securities Act) and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are reasonably and customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors addressed to each Participating Holder (if such Holders may reasonably have a due diligence defense under the Securities Act) and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Securities (which opinions and counsel, in form, substance and scope, shall be customary and reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel), (3) obtain “comfort” letters from the independent registered public accountants of the Company and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings of debt securities similar to the Securities, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings of debt securities similar to the Securities, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvii) so long as any Registrable Securities remain outstanding, cause each Additional Guarantor at such time as such entity becomes an Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart, together with an opinion of counsel as to the enforceability thereof against such entity, to the Dealer Managers no later than five Business Days following the execution thereof.

(b) In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

(c) Each Participating Holder agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(5) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof or notice from the Company or the Guarantors that dispositions of Registrable Securities pursuant to the Registration Statement may be resumed and, if so directed by the Company and the Guarantors, such Participating Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice. Any notice provided pursuant to Section 3 shall not be required to disclose any possible acquisition, business combination or other transaction, business development or event if the Company or Guarantors determine in the exercise of their reasonable judgment that such acquisition or business combination or other transaction, business development or event should remain confidential.

(d) If the Company and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 60 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e) The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each, an “Underwriter”) that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering.

4.	Participation of Broker-Dealers in Exchange Offer.

(a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(a)(x), for a period ending upon the earlier of (i) 180 days after the last Exchange Date and (ii) the first day after the consummation of the Exchange Offer when Participating Broker-Dealers no longer have a prospectus delivery obligation under the interpretations of the Staff referenced in Section 4(a) (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement), if requested by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available to purchasers) during such period in connection with the resales contemplated by this Section 4, subject to the Company’s and the Guarantors’ ability to suspend the disposition of Registrable Securities as set forth in Section 3.

(c) The Dealer Managers shall have no liability to the Company, any Guarantor or any Holder with respect to any request that the Dealer Managers may make pursuant to Section 4(b) hereof.

5.	Indemnification and Contribution.

(a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Dealer Manager and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Dealer Manager or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Dealer Manager or any Holder furnished to the Company in writing through any Dealer Manager or any selling Holder expressly for use therein, provided that with respect to any such untrue statement in or omission from any preliminary prospectus relating to a Registration Statement, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Holder to the extent that the sale to the Person asserting any such loss, claim, damage or liability was an initial resale by such Holder and any such loss, claim, damage or liability of or with respect to such Holder results from the fact that both (i) a copy of the final Prospectus was not sent or given to such Person at or prior to the written confirmation or the sale of such Securities to such Person and (ii) the untrue statement in or omission from such preliminary prospectus was corrected in the final Prospectus relating to such Registration Statement unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company or any of the Guarantors with the provisions of Section 3 hereof. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Dealer Managers and the other selling Holders, their respective affiliates, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Dealer Managers, and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve such Indemnifying Person from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred upon the receipt by the Indemnifying Person of an invoice therefor. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which of any of cases (i)-(iv) of this sentence, the Indemnifying Person shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred upon the receipt by the Indemnifying Person of an invoice therefor. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred upon the receipt by the Indemnifying Person of an invoice therefor. Any such separate firm (x) for any Dealer Manager, its affiliates, directors and officers and any control Persons of such Dealer Manager, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall have received notice of the terms of such settlement at least 10 days prior to such settlement being entered into and (iii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Dealer Managers or any Holder, or any Person controlling any Dealer Manager or any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.	General.

(a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c) which address initially is, with respect to the Dealer Managers, the address set forth in the Dealer Managers Agreement; (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Dealer Managers Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Dealer Managers Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Dealer Managers Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Dealer Managers shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder (excluding those agreements made in Section 5 hereof) between the Company and the Guarantors, on the one hand, and the Dealer Managers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(i) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Dealer Managers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

REYNOLDS AMERICAN INC.

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Senior Vice President & Treasurer

SANTA FE NATURAL TOBACCO COMPANY, INC., as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

R. J. REYNOLDS TOBACCO COMPANY, as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Treasurer

R. J. REYNOLDS TOBACCO CO., as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

REYNOLDS FINANCE COMPANY, as Guarantor

By:	/s/ Caroline M. Price
Name:	Caroline M. Price
Title:	President

REYNOLDS INNOVATIONS INC., as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Treasurer

2015 REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGES

CONWOOD HOLDINGS, INC.,
as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

AMERICAN SNUFF COMPANY, LLC, as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

ROSSWIL LLC, as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

R.J. REYNOLDS TOBACCO HOLDINGS, INC., as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Senior Vice President and Treasurer

R. J. REYNOLDS GLOBAL PRODUCTS, INC., as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

RAI SERVICES COMPANY, as Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Senior Vice President and Treasurer

2015 REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGES

Confirmed and Accepted as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
	Name:	Adam D. Bordner
	Title:	Vice President

J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
	Name:	Som Bhattacharyya
	Title:	Vice President

2015 REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGES

SCHEDULE 1

INITIAL GUARANTORS

Name	Jurisdiction of Formation
Santa Fe Natural Tobacco Company, Inc.	New Mexico
R. J. Reynolds Tobacco Company	North Carolina
R. J. Reynolds Tobacco Co.	Delaware
R. J. Reynolds Global Products, Inc.	Delaware
Reynolds Finance Company	Delaware
Reynolds Innovations Inc.	North Carolina
Conwood Holdings, Inc.	Delaware
American Snuff Company, LLC	Delaware
Rosswil LLC	Delaware
R.J. Reynolds Tobacco Holdings, Inc.	Delaware
RAI Services Company	North Carolina

S-1

ANNEX A

COUNTERPART TO REGISTRATION RIGHTS AGREEMENT

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement dated July 15, 2015 by and among Reynolds American Inc., a North Carolina corporation, the guarantors party thereto and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as dealer-managers, to be bound by the terms and provisions of such Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of             , 2015.

GUARANTOR

By:
Name:
Title:

A-1